Rationalization Of Operations	12 Months Ended
Sep. 30, 2015
Restructuring Charges [Abstract]
Rationalization Of Operations
RATIONALIZATION OF OPERATIONS

Each year the Company incurs costs to size its businesses to levels appropriate for current economic conditions and to continually improve its cost structure and operational efficiency, deploy assets globally, and remain competitive on a worldwide basis. Costs result from numerous individual actions implemented across the Company's various operating units on an ongoing basis and can include costs for moving facilities to best-cost locations, re-starting plants after relocation or geographic expansion to better serve local markets, reducing forcecount or the number of facilities, exiting certain product lines, and other costs resulting from asset deployment decisions. By category, shutdown costs include severance and benefits, stay bonuses, lease and other contract termination costs and asset write-downs. Vacant facility costs include security, maintenance, utilities and other costs. Start-up and moving costs include the costs of relocating fixed assets and employee training and relocation.

Rationalization expenses were $211, $55 and $78, respectively, for 2015, 2014 and 2013. The significant increase in 2015 is due to the acceleration of activity to address the slowdown in global capital spending. The Company also incurred $10 of rationalization expense in 2015 that was reported in cost of sales, primarily related to exiting production facilities in Brazil and China. The Company currently expects 2016 rationalization expense to be approximately $60, including costs to complete actions initiated before the end of 2015 and for actions anticipated to be approved and initiated during 2016.

The change in the liability for rationalization of operations during the years ended September 30 follows:

	2014	Expense	Paid/Utilized	2015
Severance and benefits	$20	174	89	105
Lease and other contract terminations	1	3	3	1
Asset write-downs	—	3	3	—
Vacant facility and other shutdown costs	—	12	9	3
Start-up and moving costs	1	19	17	3
Total	$22	211	121	112

	2013	Expense	Paid/Utilized	2014
Severance and benefits	$27	27	34	20
Lease and other contract terminations	3	3	5	1
Asset write-downs	—	2	2	—
Vacant facility and other shutdown costs	1	5	6	—
Start-up and moving costs	1	18	18	1
Total	$32	55	65	22

Rationalization of operations expense by business segment follows:

	2013	2014	2015
Process Management	$15	17	89
Industrial Automation	27	7	22
Network Power	25	15	64
Climate Technologies	3	14	20
Commercial & Residential Solutions	8	2	11
Corporate	—	—	5
Total	$78	55	211

Costs incurred in 2015 primarily relate to the reduction and selective repositioning of the Company’s cost structure to address global economic weakness through facilities and forcecount rationalization in Europe, Asia and North America, primarily in Process Management and Network Power. Rationalization activities included actions to exit 15 production or office facilities worldwide and eliminate approximately 4,400 positions. In 2014, costs primarily related to the deployment of resources to better serve local markets and higher growth areas, and were concentrated in Process Management, Network Power and Climate Technologies, in Asia and Europe and to a lesser extent North America. In 2013, activity was focused in Network Power and Industrial Automation due to end market softness and acquisition integration activity in Network Power, in Europe, North America and Asia. Expenses incurred in 2014 and 2013 include actions to exit 14 and 13 facilities, and eliminate approximately 2,000 and 3,100 positions, respectively.